U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 19, 2021

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-250896	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2372 Morse Avenue

Irvine, CA 92614

(Address of Principal Executive Offices)

(619) 832-2900

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Material Event

On October 19, 2021, Odyssey Group International, Inc. (the “Odyssey”) announced the filing of a provisional patent on its novel breath-propelled nasal drug delivery device. The device and drug combination will be used in Odyssey’s sponsored current clinical trial for treating concussion.

Item 7.01	Regulation FD Disclosure

Attached is a copy of a press release being issued by the Company relating to the above-referenced matter, a copy of which is attached as Exhibit 99.1 and is hereby incorporated.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit
99.1	Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2021	Odyssey Group International, Inc.

	By:	/s/ J. Michael Redmond
Chief Executive Officer

3